UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2026
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
4700 Wilshire Boulevard, Los Angeles, CA 90010	(866) 242-1266
(Address of Principal Executive Offices)	(Registrant's telephone number)
5956 Sherry Lane, Suite 700, Dallas, TX 75225
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Condition
On March 9, 2026 Creative Media & Community Trust Corporation (the “Company”) issued a press release announcing its financial results for the period ended December 31, 2025. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 3.02    Unregistered Sale of Equity Securities.
The Company expects to satisfy all redemptions of Preferred Stock (as defined below) initiated by holders prior to March 5, 2026 on March 12, 2026, which will result in the redemption of approximately 83,450 shares of Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”), and approximately 210,858 shares of Series A1 Preferred Stock, par value $0.001 (the “Series A1 Preferred Stock”), in shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”). On March 6, 2026, the Company provided notice of the redemption of approximately 1,873,573 shares of Series A Preferred Stock, approximately 7,556,751 shares of Series A1 Preferred Stock and approximately 21,760 shares of Series D Preferred Stock, par value $0.001 (the “Series D Preferred Stock” and, together with the Series A Preferred Stock and Series A1 Preferred Stock, the “Preferred Stock”), in shares of Common Stock. Other than the aforementioned redemptions, the Company does not currently intend to redeem, at the Company’s election, additional Preferred Stock in shares of Common Stock. However, the Company will evaluate redemption requests submitted by holders of its shares of Preferred Stock at the time it receives them and may elect to redeem those Preferred Shares in Common Stock or cash, at the Company’s discretion. In accordance with the Company’s charter, the number of shares of Common Stock to be issued will be based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding the applicable redemption date (with each such term as defined in the Company’s charter). Accordingly, the total number of shares of Common Stock that will be issued in connection with the redemptions is not currently determinable. The issuance of these shares of Common Stock is, as appropriate, exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereunder.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
*99.1	Press Release dated March 9, 2026 regarding the Company’s financial results for the quarter ended December 31, 2025
*99.2	Shareholder Presentation for Q4 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: March 9, 2026	By:	/s/ Brandon Hill Brandon Hill Chief Financial Officer
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